UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 23, 2006
Plumas Bancorp
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-49883 (Commission File Number)	95-3520374 (I.R.S. Employer Identification No.)

35 S. Lindan Avenue, Quincy, CA		95971
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (530)283-7305
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 23, 2006, Plumas Bancorp issued a press release containing unaudited financial information and declaration of a semi-annual cash dividend. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated into this report by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Exhibit Title
99.1	Press Release dated October 23, 2006 containing unaudited financial information and declaration of a semi-annual cash dividend.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp (Registrant)

October 23, 2006	By:	/s/ Andrew J. Ryback
Name: Andrew J. Ryback
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated October 23, 2006 containing unaudited financial information and declaration of a semi-annual cash dividend.